Exhibit 13.2

CERTIFICATION BY THE GROUP CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Azure Power Global Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sugata Sircar, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2024

By:	/s/ Sugata Sircar
Name:	Sugata Sircar
Title:	Chief Financial Officer